UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


                      ____________________

                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 20, 2003

                      ____________________

                      EMPIRE RESORTS, INC.
       (Exact name of registrant as specified in Charter)
                      ____________________


                    Delaware            1-12522           13-3714474
          (State or other jurisdiction  (Commission      (IRS Employer
          of incorporation)             File Number)    Identification No.)


       Rt. 17B   P.O. Box 5013   Monticello, New York    12701
     (Address of principal executive office, including zip code)

                     (845) 794-4100 ext 478
      (Registrant's telephone number, including area code)


                  Alpha Hospitality Corporation
  (Former Name or Former Address, if Changed Since Last Report)

Item 5.     Other Events and Required FD Disclosure.

     On June 20, 2003, the Registrant satisfied, in full, all outstanding principal and accrued interest due under that certain 16% Promissory Note, dated December 15, 2002 (and as amended to date), issued by the Registrant to Societe Generale for the principal sum of $1,600,000 (the "Note"). Neither the Registrant nor Societe Generale has any further obligation under the Note.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  June 24, 2003

                              EMPIRE RESORTS, INC.


                              By: /s/ Scott A. Kaniewski
                                   Name: Scott A. Kaniewski
                                   Title: Chief Financial Officer